UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)            The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of XPO, Inc. (the “Company”) was held on May 16, 2024.

(b)            At the 2024 Annual Meeting, the stockholders considered each of the proposals presented in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the 2024 Annual Meeting and voted to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024; (3) approve the advisory vote on the Company’s executive compensation; and (4) approve one year as the frequency of future advisory votes on the Company’s executive compensation. The proposals are further described in the Proxy Statement.

1.	Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brad Jacobs	100,370,533	2,739,854	46,250	6,342,704
Jason Aiken	102,948,872	156,053	51,712	6,342,704
Bella Allaire	102,153,179	950,642	52,816	6,342,704
J. Wes Frye	102,852,530	254,306	49,801	6,342,704
Mario Harik	102,950,132	157,900	48,605	6,342,704
Michael Jesselson	102,203,817	899,843	52,977	6,342,704
Allison Landry	101,861,552	1,244,385	50,700	6,342,704
Irene Moshouris	102,052,429	1,053,376	50,832	6,342,704
Johnny C. Taylor, Jr.	102,569,499	536,064	51,074	6,342,704

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

Votes For	109,006,625
Votes Against	405,225
Abstentions	87,491
Broker Non-Votes	0

3.	Advisory vote to approve executive compensation:

Votes For	100,287,232
Votes Against	2,755,246
Abstentions	114,159
Broker Non-Votes	6,342,704

4.	Advisory vote on the frequency of future advisory votes to approve executive compensation:

1 Year	101,335,792
2 Years	31,448
3 Years	1,725,650
Abstentions	63,747

(d)            In light of the foregoing vote on Proposal 4, and consistent with a majority of the votes cast with respect to this matter, our Board of Directors has determined to continue to hold an annual advisory vote on the compensation of our named executive officers until the next required vote on the frequency of future advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024	XPO, INC.

	By:	/s/ Wendy Cassity
Wendy Cassity
Chief Legal Officer and Corporate Secretary